Exhibit 10.4
GRANT OF SECURITY INTEREST
IN UNITED STATES COPYRIGHTS
          WHEREAS, WELLMAN, Inc., MRF, Inc. and Fiber Industries, Inc., each Delaware corporations having their chief executive offices at 1041 521 Corporate Center Drive, Fort Mill, South Carolina (the “Grantors”), as debtors and debtors in possession, are the owners of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;
          WHEREAS, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, having its principal offices at 60 Wall Street, New York, New York, (the “Grantee”), desires to acquire a security interest in, and lien on, all of Grantors’ right, title and interest in and to Grantors’ copyrights and copyright registrations and applications therefor described above; and
          WHEREAS, the Grantors are willing to assign to the Grantee, and to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above;
          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of February 26, 2008, between the Grantors, the other assignors from time to time party thereto and the Grantee (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), the Grantors hereby assign to the Grantee, and grant to the Grantee a security interest in and a lien upon, all of Grantors’ right, title and interest in and to Grantors’ copyrights and copyright registrations and applications more particularly set forth on Schedule A attached hereto, (the “Copyrights”) together with (i) all Proceeds (as such term is defined in the Security Agreement referred to above) of the Copyrights, and (ii) all causes of action arising prior to or after the date hereof for infringement of any Copyright.
          This GRANT OF SECURITY INTEREST is made to secure the satisfactory performance and payment of all the Obligations (as such term is defined in the Credit Agreement, dated as of February 26, 2008, among the Grantors, the other borrowers party thereto, the Grantee and the lenders signatory thereto from time to time) of the Grantors and shall be effective as of the date of the Security Agreement. Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to Grantors an instrument in writing releasing the security interest in the Copyrights acquired under this Grant of Security Interest.
          This Grant of Security Interest has been granted in conjunction with the security interest granted to Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are more fully set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant of Security Interest are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.
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          IN WITNESS WHEREOF, the undersigned have executed this Grant as of the 26th day of February, 2008.

WELLMAN, INC., as Grantor

By:	/s/ Keith R. Phillips

Name:

Title:

MRF, INC., as Grantor

By:	/s/ Keith R. Phillips

Name:

Title:

FIBER INDUSTRIES, INC., as Grantor

By:	/s/ Keith R. Phillips

Name:

Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Grantee

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By:	/s/ David J. Bell
Name:	David J. Bell
Title:	Managing Director

STATE OF New York	)
) ss.:
COUNTY OF New York	)
          On this 22 day of February, 2008, before me personally came Marguerite Sutton who, being by me duly sworn, did state as follows: that s/he is Director of Deutsche Bank Trust Company Americas that s/he is authorized to execute the foregoing Grant of Security Interest on behalf of said corporation and that s/he did so by authority of the Board of Directors of said corporation.
/s/ Maureen E. Thomas
Notary Public
Maureen E. Thomas
Notary Public – State of New York
No. 01TH6098264
Qualified in Bronx County
Certified in New York County
My Commission Expires 9/08/2011

STATE OF New York	)

) ss.:

COUNTY OF New York	)
On this 22 day of February, 2008 before me personally came David J. Bell who, being by me duly sworn, did state as follows: that s/he is Managing Director of Deutsche Bank Trust Company Americas that s/he is authorized to execute the foregoing Grant of Security Interest on behalf of said corporation and that s/he did so by authority of the Board of Directors of said corporation.
/s/ Maureen E. Thomas
Notary Public
Maureen E. Thomas
Notary Public – State of New York
No. 01TH6098264
Qualified in Bronx County
Certified in New York County
My Commission Expires 9/08/2011